SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|    Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_| Soliciting Material Pursuant to |_| ss.240.14a-11(c) or |_| ss.240.14a-12

                              TOTALAXCESS.COM, INC.
                   -------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

        1)     Title of each class of securities to which transaction applies:
               -------------------------------
        2      Aggregate number of securities to which transaction applies:
               -------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               -------------------------------
        4)     Proposed maximum  aggregate value of transaction: ---------------
        5)     Total fee paid: -------------------------------

|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid: ----------------------------------------
        2)     Form, Schedule or Registration Statement No.: ------------------
        3)     Filing Party: --------------------------------------------------
        4)     Date Filed: ----------------------------------------------------

                              TOTALAXCESS.COM, INC.
                           201 Clay Street, 2nd Floor
                            Oakland, California 94607
                                 (510) 286-8700



To the Stockholders of TotalAxcess.com, Inc.:


     You are invited to attend the Annual Meeting of the Stockholders of TotalAxcess.com, Inc., a Delaware corporation ("Company") which will be held on Friday, January 28, 2000, at 10:00 a.m. (local time) at the South San Francisco Conference Center, Baden Room A, 255 S. Airport Boulevard, South San Francisco, California 94080.

     The accompanying Notice of the Annual Meeting of the Stockholders and Proxy Statement contain the matters to be considered and acted upon, and you should read such material carefully.

     The Proxy Statement contains information concerning:

     (1)  the election of the Board of Directors of the Company;

     (2) the approval of an amendment to the Company's Certificate of Incorporation to amend the voting rights granted to the Stockholders of Series B Convertible Preferred Stock to be consistent with the proposed share consolidation;

     (3) the approval of an amendment to the Company's Certificate of Incorporation to adopt a one-for-fifteen share consolidation of the outstanding shares of the Company's Common Stock and decrease the authorized number of shares of Common Stock from 333,000,000 to 22,200,000; and

     (4)  the approval of the Company's 2000 Stock Option Plan.

     The  Board  of  Directors  strongly   recommends  your  approval  of  these
proposals.

     It is important that your shares be represented. Accordingly, we urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, withdraw your proxy if you attend the meeting and choose to vote in person.


                                           Sincerely,


                                       /s/ JOSEPH J. MONTEROSSO
                                           -------------------------------------
                                           Joseph J. Monterosso
                                           President and Chief Executive Officer

January 12, 2000

                              TOTALAXCESS.COM, INC.
                           201 Clay Street, 2nd Floor
                            Oakland, California 94607
                                 (510) 286-8700

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On January 28, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of TotalAxcess.com, Inc., a Delaware corporation (the "Company"), will be held on Friday, January 28, 2000 at 10:00 a.m. (local time), at the South San Francisco Conference Center, Baden Room A, 255 S. Airport Boulevard, South San Francisco, California 94080, for the following purposes, which are more completely discussed in the accompanying Proxy Statement:

     1. To elect two directors, each to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

     2. To approve an amendment to the Company's Certificate of Incorporation to amend the voting rights granted to the Stockholders of Series B Convertible Preferred Stock to be consistent with the proposed share consolidation;

     3. To approve an amendment to the Company's Certificate of Incorporation to adopt a one-for-fifteen share consolidation of the outstanding Common Stock and to decrease the authorized number of shares of Common Stock from 333,000,000 to 22,200,000;

     4.   To adopt the TotalAxcess.com, Inc. 2000 Stock Option Plan; and

     5. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record at the close of business on December 23, 1999, are entitled to notice of and to vote at the Annual Meeting of the Stockholders.


                                           By Order of the Board of Directors

                                       /s/ JOSEPH J. MONTEROSSO
                                           -------------------------------------
                                           Joseph J. Monterosso
                                           President and Chief Executive Officer

January 12, 2000

YOU ARE CORDIALLY INVITED TO ATTEND THE COMPANY'S ANNUAL MEETING OF STOCKHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                                 PROXY STATEMENT
                                       of
                              TOTALAXCESS.COM, INC.
                           201 Clay Street, 2nd Floor
                            Oakland, California 94607
                                 (510) 286-8700

                     Information Concerning the Solicitation

     This Proxy Statement is furnished to the stockholders of TotalAxcess.com, Inc., a Delaware corporation ("Company") in connection with the solicitation of proxies on behalf of the Company's Board of Directors for use at the Company's Annual Meeting of the stockholders (the "Meeting") to be held on Friday, January 28, 2000, at 10:00 a.m. (local time), at the South San Francisco Conference Center, Baden Room A, 255 S. Airport Boulevard, South San Francisco, California 94080, and at any and all adjournments. Only stockholders of record on December 23, 1999 ("Record Date"), will be entitled to notice of and to vote at the Meeting.

     The proxy solicited, if properly signed and returned to the Company and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained in the proxy. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for the Board of Directors, AFOR@ the approval of Proposals Two, Three, and Four, and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to continue or adjourn the Meeting). Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by
(i) filing with the Company written notice of its revocation addressed to Secretary, TotalAxcess.com, Inc., 201 Clay Street, 2nd Floor, Oakland, California 94607, (ii) submitting a duly executed proxy bearing a later date, or
(iii) appearing in person at the Meeting and giving the Secretary notice of his or her intention to vote in person.

     The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors, employees and agents of the Company may, without additional compensation, solicit proxies by telephone or personal interview, the cost of which the Company will also bear.

     This Proxy Statement and form of proxy were first mailed to stockholders on or about January 12, 2000.

                          Record Date and Voting Rights

         The Company is currently authorized to issue up to 333,000,000 shares of Common Stock, par value $0.01, and 1,000,000 shares of Preferred Stock, par value $0.01, of which 250,000 shares have been designated as Series B Convertible Preferred Stock, par value $2.00, and 170,000 shares have been designated as 14% Cumulative Convertible Preferred Stock, par value $0.01 ("14% Preferred Stock"). As of December 23, 1999, 159,161,506 shares of Common Stock were issued and outstanding, 23,589 shares of Series B Convertible Preferred Stock were issued and outstanding, and 170,000 shares of 14% Preferred Stock were issued and outstanding. The shares of Common Stock, Series B Convertible Preferred Stock, and 14% Preferred Stock shall vote together as a class and be entitled to vote on all matters submitted for stockholder approval, including the election of directors. With regards to Proposal Two, the holders of Series B Convertible Preferred Stock will also be entitled to vote as a separate class. Each share of Common Stock and 14% Preferred Stock shall be entitled to one vote and each share of Series B Convertible Preferred Stock shall be entitled to seventy-eight (78) votes. As of the Record Date, 23,589 shares of Series B Convertible Preferred Stock were outstanding and hold 1,839,942 votes.

         A majority of the shares entitled to vote of the Common Stock, Series B Convertible Preferred Stock, and 14% Preferred Stock, together as a class, as determined on the Record Date, represented in person or by proxy constitute a quorum for the Meeting. Directors shall be elected by a plurality of the votes cast by holders of Common Stock, Series B Preferred Stock, and 14% Preferred Stock, voting together as a class, present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The affirmative vote of a majority of the votes outstanding held by the holders of the Common Stock, Series B Convertible Preferred Stock, and 14% Preferred Stock, entitled to vote on the Record Date and voting together as a class, and the affirmative vote of a majority of shares of outstanding Series B Convertible Stock, entitled to vote on the Record Date and voting separately as a class, is necessary to approve Proposal Two. The affirmative vote of a majority of the votes outstanding held by the holders of the Common Stock, Series B Convertible Preferred Stock, and 14% Preferred Stock, entitled to vote on the Record Date and voting together as a class is necessary to approve Proposal Three. The affirmative vote of a majority of the votes cast by the holders of the Common Stock, Series B Convertible Preferred Stock, and 14% Preferred Stock, voting together as a class, represented and voting at the Annual Meeting is necessary to approve Proposal Four. Under Delaware law, abstentions and broker non-votes shall be counted for purposes of determining quorum but will not be counted either for or against any proposal.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

General Information

     At the Annual Meeting, two directors are to be elected to hold office until the next annual meeting or until their respective successors have been duly elected and qualified. The Company currently has three directors, Messrs. Joseph
J. Monterosso, Russell F. McCann, Jr., and Dennis Houston. The Company's Bylaws provide that the authorized number of directors of the Company shall be a minimum of one and a maximum of twenty-five (25). The Board of Directors has fixed the number of directors at two, effective at the election. Messrs. Joseph
J. Monterosso and Russell F. McCann, Jr. have been nominated for re-election.

Nominees for Directors

         The nominees for directors have consented to being named nominees in this Proxy Statement and have agreed to serve as directors if elected at the Annual Meeting. In the event that the nominees are unable to serve, the persons named in the proxy have discretion to vote for other persons if such other persons are designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees will be unavailable for election.

         The following sets forth the persons nominated by the Board of Directors for election as directors and certain information with respect to those persons.

Background of Nominees

     Joseph J. Monterosso, age 53, serves as Chairman of the Board of Directors of the Company, and has been a Director since 1996. Mr. Monterosso has also been the President, Chief Executive Officer, and Chief Financial Officer of the Company since 1997. From 1970 to 1979, Mr. Monterosso founded three successful firms including a company that manufactured custom wheels and imported accessories for off-road sport vehicles which was subsequently sold to Ford Motor Corporation. In 1979, he was appointed as the Sales and Operating Vice President of Tony Ward, Inc., an importer of forklifts from Japan, and served until 1980 when he left and founded North American Forklift, Inc. Mr. Monterosso also co-founded National Pool Corporation (ANPC@) in 1992 where he served as President, Chief Executive Officer, Secretary and Chairman of the Board until it was acquired by the Company in 1996.

     Russell F. McCann, Jr., age 44, has served as a Director since 1998. Mr. McCann, Jr. also serves as President and CEO of Actio Software Corporation and on the Board of Trustees for the Bigelow Laboratory for the Ocean Sciences in Boothbay, Maine. Previous to Actio Software Corporation, he co-founded and served as the President and Chief Executive Officer of Ares Software Corporation. From 1989 to 1990, Mr. McCann, Jr. served as Vice President of Marketing and Sales for Emerald City Software prior to being acquired by Adobe Systems. He also previously worked for Letraset Graphics Design Software, a subsidiary of Esselte Business Systems, and Boston Software Publishers. Mr. McCann, Jr. received his BS degree with high honors in political science and economics and an MBA in finance and marketing from Northeastern University and specialized marketing studies from the Sloan School of Management at MIT.

Committees of the Board of Directors and Attendance

     The Company does not have any committees. During the fiscal year ended June 30, 1999, the Board of Directors met six times. Except for Mr. Dennis Houston, all directors attended at least 75% of the meetings.

Directors Compensation and Grant of Stock Options

     The   directors   of   the   Company   are   not   compensated.    However,
Director-employees receive compensation for their services as officers of the Company.

Vote Required

     The plurality of votes of the votes cast by the holders of Common Stock, Series B Preferred Stock, and 14% Preferred Stock, voting together as a class, present in person or represented by proxy and entitled to vote on the election of directors, is required to elect the nominees.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE NOMINEES FOR THE ELECTION OF DIRECTORS

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the persons currently serving as directors of the Company, whose terms do not expire until the next Annual Meeting of Stockholders in 2000, and certain information with respect to those persons.



                                                        HELD OFFICE
      Director                      AGE                    SINCE
-------------------------          -----                ------------

 Joseph J. Monterosso                53                     1996

 Dennis Houston                      54                     1997

 Russell F. McCann, Jr.              44                     1998


Background of Current Directors

     For the business backgrounds of Messrs. Joseph J. Monterosso and Russell F. McCann, Jr., see "Background of Nominees."

     Dennis Houston: Mr. Houston served as Chief Operating Officer from July 1, 1997 through June 29, 1998, and as a Director since August 8, 1997. In 1996, Mr. Houston joined the Chesapeake and Potomac Telephone Co. (a former Bell Operating Company) as a telecommunications consultant. He progressed through various executive management positions in several of the former Bell Operating Companies before moving to AT&T headquarters in New York City. His tenure with the Bell System provided him with responsibilities and experience in commercial operations, business office operations, network design, pricing, profitability, public relations, personnel, Capitol Hill liaison, finance, and sales and marketing. With the advent of divestiture, Mr. Houston formed his own company initially specializing in acquisitions and importing and exporting of telecommunication equipment. Subsequently, he formed several companies, including an organization to franchise long distance companies, as well as the acquisition of financially distressed telecommunications companies. In 1989, he led a group to acquire the controlling interests in Uni-Net, Inc., a telecommunications holding company, and subsequently merged its long distance telephone interests with Discount Communications Services to help form the Universal Network Services Organization. On June 8, 1998, Universal Network Services filed for protection under Chapter 11 of the U.S. Bankruptcy Code and has subsequently been liquidated.

Executive Officers

         The following table sets forth certain information with respect to the current executive officer of the Company.



        Name                               Positions with the Company               Age          Office Held Since
--------------------               -------------------------------------------     -----         -----------------

Joseph J. Monterosso               Chairman  of the Board,  President,  Chief       53                1997
                                   Executive  Officer,  and  Chief  Financial
                                   Officer


     Executive officers are elected periodically by the Board of Directors and serve at the pleasure of the Board. No family relationship exists between any of the officers or directors.

Background of Executive Officer

     For the business backgrounds of Mr. Joseph J. Monterosso, President, Chief Executive Officer, and Chief Financial Officer, see "Background of Nominees" above.

Family Relationships

     There are no family relationships between any director, executive officer or key employee.

Executive Compensation

     The following table sets forth the aggregate cash compensation paid for the past three fiscal years by the Company and its predecessors for services of Mr. Monterosso, the Company's President. No other executive officers earned in excess of $100,000.


                                                                        Long Term
                                                                        Compensation
                                                                      ---------------


                                         Annual Compensation                       Awards                    Payouts
                                        ----------------------                    -------                    --------
                                                                                 Restricted    Securities
                                                                  Other Annual     Stock      Underlying      LTIP       All Other
Name and                       Fiscal      Salary       Bonus     Compensation    Award(s)      Options      Payouts    Compensation
Principal Position              Year         ($)         ($)           ($)          ($)           (#)          ($)          ($)
----------------------------  --------  -------------   -------   -------------  -----------  ------------  ----------  ------------

Joseph J. Monterosso            1999      $250,000         -            -             -            -            -             -
President, Chief Executive      1998      $175,000         -            -             -            -            -             -
Officer, Chief Financial        1997      $ 77,083 (1)     -            -             -            -            -             -
Officer & Chairman


     (1) Amounts incurred for fiscal year 1997 represent salary from December 23, 1996, through June 30, 1997; NPC was acquired on December 24, 1996. Mr. Monterosso has deferred all payments of his salary for fiscal year ended 1997.

     No options/SARs were granted or exercised in fiscal year ended June 30, 1999 by the officer named in the Summary Compensation Table.

Employment Agreements with Executive Officers

     On April 1, 1994, NPC entered into an employment agreement with Joseph J. Monterosso to serve as the Company's Chief Executive Officer. In conjunction with the acquisition of NPC, Mr. Monterosso became the Company's President and Director on November 25, 1996, and Chairman on August 8, 1997. Subsequent to June 30, 1997, the Board of Directors ratified the agreement with Mr. Monterosso. The agreement initially compensates Mr. Monterosso $125,000 per annum and increases to $250,000 per annum upon the first sale of the Company's HitLoTTo(R) Club Card, payable in cash or in common stock of the Company. The first sale of the Company's HitLoTTo(R) Club Card occurred in February 1998.

                                  PROPOSAL TWO

              APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE OF
             INCORPORATION TO AMEND THE VOTING RIGHTS GRANTED TO THE
              STOCKHOLDERS OF SERIES B CONVERTIBLE PREFERRED STOCK

Reason For the Proposal

     Although the Certificate of Determination for Series B Convertible Preferred Stock provides for the adjustment of the conversion ratio to Common Stock in the event of a stock split or reverse stock split, it inadvertently did not provide for the adjustment of the voting rights. The Company currently has 23,589 shares of Series B Convertible Preferred Stock issued and outstanding. Under the terms of the Series B Convertible Preferred Stock, the holders of Series B Convertible Preferred stock shall have 78 votes per share. Therefore, in the event a one-for-fifteen share consolidation, as proposed in Proposal Three, is implemented, the holders of Series B Convertible Preferred Stock will still be entitled to 78 votes per share after the effective date of a one-for-fifteen share consolidation. That was not the intent of the Company or the holders of Series B Preferred Stock.

     The Company believes that adoption of Proposal Two, which will amend the voting rights of the Series B Convertible Preferred Stock will maintain the rights, preferences, privileges, and rights as originally intended by the Company and the holders of Series B Convertible Preferred Stock. If Proposal Two is approved and implemented, upon a one-for-fifteen share consolidation, each share of Series B Convertible Preferred Stock shall be entitled to five votes on an as converted basis. After discussions, the holders of the majority of the outstanding shares of Series B Convertible Preferred Stock intend to vote to approve the amendment to the Company's Certificate of Incorporation to amend the voting rights granted to the Series B Convertible Preferred Stock.

     If Proposal Two is approved and implemented, the voting rights of Series B Convertible Stock as set forth in Paragraph (f) of the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock will be amended to read as follows:

          "(f) Voting Rights.

               (i) General. Except as otherwise required by law or expressly provided in this Paragraph (f), the holders of Series B Preferred Stock shall be entitled to notice of any shareholders' meeting and to vote upon any matter submitted to shareholders for a vote, at any time on the following basis:

                    (1) Each holder of Series B Preferred Stock shall be entitled to each share of Series B Preferred Stock held by such holder to the number of votes equal to the highest number of full shares of Common Stock to which each share of Series B Preferred Stock is convertible pursuant to Paragraph (d) hereof at the record date for the determination of stockholders entitled to vote on such matters; and

                    (2) Except as otherwise required by law or expressly provided herein, the holders of Series B Preferred Stock and Common Stock shall vote together and not as separate classes."

     For all of the above reasons, the Company believes that amending the voting rights granted to the holders of the Series B Convertible Preferred Stock is in the best interest of the Company and its stockholders.

Vote Required

     The affirmative vote of a majority of the votes outstanding held by the holders of the Common Stock, Series B Convertible Preferred Stock, and 14% Preferred Stock, entitled to vote on the Record Date and voting together as a class, and the affirmative vote of a majority of shares of outstanding Series B Convertible Stock entitled to vote on the Record Date and voting separately as a class, is necessary to approve Proposal Two.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE ADOPTION OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO AMEND THE VOTING RIGHTS GRANTED TO THE STOCKHOLDERS OF SERIES B CONVERTIBLE PREFERRED STOCK.


                                 PROPOSAL THREE

              APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE OF
               INCORPORATION TO IMPLEMENT A ONE-FOR-FIFTEEN SHARE
             CONSOLIDATION AND DECREASE AUTHORIZED NUMBER OF SHARES
                                 OF COMMON STOCK

General

     The Board of the Company has approved a resolution approving this Proposal Three and recommends to the stockholders that they approve this proposal to amend the Company's Certificate of Incorporation to implement a one-for-fifteen share consolidation of outstanding Common Stock and to decrease the authorized number of shares of Common Stock from 333,000,000 to 22,200,000, all of which shall be considered as one proposal to be submitted to a vote of holders of Common Stock, Series B Convertible Preferred Stock, and 14% Preferred Stock. If Proposal Three is approved, Article Fourth will read as follows:

           "FOURTH: The Corporation  shall be authorized to issue 22,200,000 shares of common stock at the par value of $.15 and 1,000,000 shares of preferred stock at the par value of $.01. Further, the Board of Directors of this Corporation, by resolution only and without further action or approval, may cause the Corporation to issue one or more classes of stock or one or more series of stock within any class thereof (including the $.15 par value common stock described in this Article Fourth), any or all of which classes may be of stock with par value or stock without par value and which classes or series may have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors; and to fix the number of shares constituting any classes or series and to increase or decrease the number of shares of any such class or series subsequent to the issue of shares of that class or series.

                    Effective at the close of business on the effective date of this amendment (the "Effective Time"), each fifteen (15) issued and outstanding shares of common stock of this Corporation shall hereby be combined into one (1) share of validly issued, fully paid and non-assessable share of common stock par value $.15 per share ("Share Consolidation"). Each person as of the Effective Time holding of record any issued and outstanding shares of common stock shall receive upon surrender to the
                    Corporation's transfer agent a stock certificate or certificates to evidence and represent the number of shares of post-consolidation common stock to which such stockholder is entitled after given effect to the consolidation. No fractional shares or scrip for fractional shares shall be issued by reason of this reverse stock split. In cases in which the Share Consolidation would otherwise result in any stockholder holding a fractional share, the Corporation shall issue one whole share Common Stock for each fractional share of Common Stock."

     If approved by the stockholders and implemented by the Board of Directors, other than (i) decreasing the authorized number of shares of Common Stock from 333,000,000 to 22,200,000, (ii) adjusting the par value of the Common Stock from $.01 to $.15, and (iii) adjusting the total number of shares of Common Stock issued prior to the adoption of the one-for-fifteen share consolidation, Proposal Three will result in no other material changes to ownership of the stock. Each stockholder will hold the same percentage of Common Stock, Series B Convertible Preferred Stock, and 14% Preferred Stock outstanding immediately following the one-for-fifteen share consolidation as each stockholder did immediately prior to the one-for-fifteen share consolidation, except that the consolidation may result in an immaterial adjustment due to the rounding up of any fractional shares of Common Stock that result from the consolidation. See "Exchange of Stock Certificate; No Fractional Shares." Further, the voting rights and other privileges that each share of Common Stock, Series B Preferred Stock, and 14% Preferred Stock enjoyed before the proposed one-for-fifteen share consolidation will be the same following the one-for-fifteen share consolidation, except that if Proposal Two is approved and implemented, the voting rights of Series B Convertible Preferred Stock shall be adjusted to reflect the number of votes which the holder of Series B Convertible Preferred Stock is entitled to on an as converted basis.

     Proposal Three will be implemented by an amendment to the Company's Certificate of Incorporation and will become effective at the close of business upon the filing of such amendment with the Secretary of State of Delaware (the "Effective Time"). If Proposal Three is adopted, at the Effective Time, each fifteen (15) shares of Common Stock issued and outstanding will automatically be consolidated and converted into one (1) share of Common Stock. In cases in which the one-for-fifteen share consolidation would otherwise result in any stockholder holding a fractional share, the Company shall issue one whole share of Common Stock for each fractional share of Common Stock. The conversion rate for shares of Series B Convertible Preferred Stock and 14% Preferred Stock will automatically be adjusted to reflect the one-for-fifteen share consolidation of the outstanding Common Stock if the amendment is adopted.

     If Proposal Three is approved by the stockholders of the Company, the amendment will be filed unless the Board of Directors of the Company determines that filing such amendment would not be in the best interest of the Company and its stockholders. If the Board of Directors makes such determination, it may elect not to file or elect to delay the filing of the amendment to implement Proposal Three. The actual timing of such filing (and whether such filing is made) will be determined by the Board of Directors based upon their evaluation as to when such action will be most advantageous to the Company and its stockholders. In addition, the Board of Directors may make any and all changes to the one-for-fifteen share consolidation amendment that it deems necessary to give effect to the intent and purpose of the one-for-fifteen share consolidation.

Reasons For The One-For-Fifteen Share Consolidation

     The Board of Directors believes that the current per share price of the Common Stock and the large number of shares of Common Stock outstanding may have had a negative effect on the marketability of the existing Common Stock, the amount and percentage of transaction costs paid by individual shareholders, and the potential ability of the Company to raise capital by issuing additional shares of Common Stock. The Board of Directors is hopeful that after the consolidation the market will react positively and in such a fashion that the price of the Company's Common Stock will rise and will no longer be considered low-priced by the investment community. The Board of Directors recognizes that the proposed consolidation will not, in itself, result in the Company's Common Stock being categorized other than as a low-priced stock, and that the only path to being categorized as other than a low-priced stock is sustained growth and profitability, neither of which can be assured.

     The  Company   believes   there  are  several   reasons  why  the  proposed
consolidation may enhance the value of and marketability of the Common Stock. These reasons are summarized as follows:

     1. Institutional investors often have internal policies that prevent the purchase of low-priced stocks and many brokerage houses do not permit low-priced stocks to be used as collateral for margin accounts. Similarly, many banks do not permit collateralization of loans through the pledge of low-priced stocks. If the one-for-fifteen share consolidation, coupled with Company potential growth and profitability, results in an increase in the per share price for the Company's Common Stock, the Company may be able to attract additional institutional investors as well as provide an avenue for its stockholders to collateralize loans using their Common Stock instead of selling that stock for needed money.

     2. Further, some brokerage firm's implement internal policies and practices that tend to discourage dealing with low-priced stock (stock priced under $5 per share). These practices result in time-consuming procedures and internal controls that must be complied with for payment of brokerage commissions (and additional procedures, including branch manager approval), which function to make handling low-priced stock unattractive to brokers and registered representatives of a brokerage firm. Some brokerage firms also require a non-solicitation letter from the client when the client desires to purchase a low-priced stock. These policies and procedures add delay and burden to the process, based on separate business criteria of the brokerage firm, and are designed to balance the commission to be paid with the cost of handling the stock transaction, rather than considering and evaluating such factors as the underlying nature of the transaction and quality of the issuer. The Company believes that such policies do not foster evaluation of its reported results and prospects for future growth and stockholder return, factors which should be considered in evaluating stock prices. Although the Company is hopeful that the market price of its Common Stock will increase as a result of the share consolidation to be no longer deemed a low-price stock, no assurance can be given that this will occur.

     3. Since the broker's commissions and transaction costs on low-priced stock generally represent a higher percentage of the stock sale price than commissions and costs on higher-priced stocks, the current share price of the Company's Common Stock can result in individual stockholders paying transaction costs (commissions, mark-ups, mark-downs, etc.) which are a higher percentage of the total share value than would be the case if the Company's share price were higher.

     Although the Board of Directors is hopeful that the decrease in the number of shares of Common Stock that would be outstanding after the proposed one-for-fifteen share consolidation will result in an increased price level per share of Common Stock which will encourage interest in the market for that Common Stock and promote greater marketability for the Common Stock, no assurances can be given that the market will respond to the one-for-fifteen share consolidation with an increase in the per share price or with any increase in average daily trading volume.

     Finally, the effect of the proposed one-for-fifteen share consolidation, if adopted and implemented, and resulting decrease in the number of shares of Common Stock on the market, could adversely affect the trading value of such Common Stock if there is not a corresponding increase in the per share price level for such stock following the one-for-fifteen share consolidation. Many factors beyond the Company's control will affect the ultimate trading market and there can be no assurance that the per-share price for the Company's Common Stock immediately after the one-for-fifteen share consolidation will reflect the corresponding math material value based on the one-for-fifteen share consolidation alone, or that any such value will be sustained for any period of time.

     The Company's Common Stock is traded on the OTC-Bulletin Board under the symbol "TXCI." On December 20, 1999, the average high and low prices for the Company's Common Stock was $.20. There is no public market for Company's Series B Convertible Preferred Stock and the 14% Preferred Stock.

     Set forth below are the high ask and low bids for the Common Stock of the Company for fiscal years ended June 30, 1998 and 1999, and for the first two quarters of fiscal 2000. The quotations are derived either from the IDD Information Services, Tradeline Database or the National Association of Securities Dealers, Inc. and reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not necessarily represent actual transactions in the Common Stock.


               Fiscal 1999                                 High                    Low
          ----------------------                           ----                   -----

          Quarter ended 12/31/99                           $.45                    $.16
          Quarter ended 09/30/99                           $.89                    $.40

               Fiscal 1999                                 High                    Low
          ----------------------                           ----                   -----

          Quarter ended 06/30/99                           $.98                    $.09
          Quarter ended 03/31/99                           $.23                    $.02
          Quarter ended 12/31/98                           $.05                    $.02
          Quarter ended 09/30/98                           $.09                    $.03

               Fiscal 1998                                 High                    Low
          ----------------------                           ----                   -----

          Quarter ended 06/30/98                           $.14                    $.03
          Quarter ended 03/31/98                           $.17                    $.09
          Quarter ended 12/31/97                           $.23                    $.12
          Quarter ended 09/30/97                           $.27                    $.13


Effect Of The One-For-Fifteen Share Consolidation Proposal

     Assuming approval of and adoption of the one-for-fifteen share consolidation, each stockholder will own one-fifteenth (1/15) as many shares (but the same percentage of the outstanding shares) as such stockholder owned before the one-for-fifteen share consolidation. The one-for-fifteen share consolidation may, however, result in an immaterial adjustment due to the purchase of any fractional shares of Common Stock that result from the consolidation. Each stockholder of the Company immediately before the one-for-fifteen share consolidation will continue to be a stockholder immediately after the one-for-fifteen share consolidation. The number of shares of Common Stock that may be purchased upon the exercise of outstanding options, warrants, and other securities convertible into Common Stock, such as the Series B Convertible Preferred Stock and 14% Preferred Stock, or exercisable or exchangeable for shares of Common Stock (collectively, "Convertible Securities") and the per share exercise or conversion prices thereof will be adjusted appropriately as of the Effective Time so that the aggregate number of shares of Common Stock issuable in respect of Convertible Securities immediately following the Effective Time will be one-fifteenth (1/15) (without taking into account the effect of rounding up) of the number issuable in respect thereof immediately prior to the Effective Time and the total exercise or conversion prices for all of such shares issuable in respect of Convertible Securities will remain unchanged. For example, a holder of a stock option to purchase 30,000 shares of Common Stock at an exercise price of $1.00 per share prior to the Effective Time will be the holder of a stock option to purchase 2,000 shares of Common Stock at an exercise price of $15.00 per share at the Effective Time. The number of shares of Common Stock reserved for issuance under an option plan would also be reduced after the Effective Time to one-fifteenth of the number reserved for issuance under an option plan prior to the Effective Time.

     The one-for-fifteen share consolidation will also result in some stockholders owning "odd lots" of less than 100 shares of Common Stock received as a result of the one-for-fifteen share consolidation. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares. The par value of the Common Stock will increase to $0.15 per share following the one-for-fifteen share consolidation, and the number of shares of the Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock and the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will remain the same. The one-for-fifteen share consolidation will not affect the Company's total stockholders' equity. If the one-for-fifteen share consolidation is implemented, all share and per share information would be retroactively adjusted following the Effective Time to reflect the one-for-fifteen share consolidation for all periods presented in future filings by the Company with the Securities and Exchange Commission.

     If Proposal Three is adopted and implemented, the authorized number of shares will decrease from 333,000,000 to 22,200,000. There would be no effect
(i) on the authorized number of shares of Preferred Stock, and (ii) the Series B Convertible Preferred Stock and 14% Preferred Stock outstanding, except for the adjustment to the conversion ratio to reflect the proposed share consolidation.

     The following table illustrates the principal effects of the proposed one-for-fifteen share consolidation on the authorized number of shares:


        Number of Shares of
            Common Stock                        Prior to Proposal Three                After Proposal Three
----------------------------------              ------------------------               --------------------

Authorized:                                           333,000,000                           22,200,000

Outstanding:                                          159,161,506                           10,610,767(1)

Available for Future Issuance:                        173,838,494                           11,589,233(1)


        Number of Shares of
            Common Stock                        Prior to Proposal Three                After Proposal Three
----------------------------------              ------------------------               --------------------

Authorized:                                             1,000,000                            1,000,000

Outstanding Series B                                       23,589                               23,589

Outstanding 14% Preferred                                 170,000                              170,000



     (1)  Subject to minor adjustment due to rounding of fractional shares.

Exchange Of Stock Certificates; No Fractional Shares

         If the one-for-fifteen share consolidation is adopted and implemented, the combination and reclassification of shares of Common Stock pursuant to the one-for-fifteen share consolidation will occur automatically on the Effective Time without any action on the part of stockholders of the Company and each holder of fifteen (15) shares of Common Stock will automatically become the holder of one (1) share of post-one-for-fifteen share consolidation Common Stock. No fractional shares will be deemed issued in connection with the one-for-fifteen share consolidation, and any fractional shares that may result will be rounded up to the nearest whole share of post-one-for-fifteen share consolidation Common Stock. The following table gives an example of the effect of the one-for-fifteen consolidation:

                         Common Stock Owned Before          Common Stock Owned
   Stockholder                 Effective Time              After Effective Time
 --------------          --------------------------        ---------------------

 Stockholder A                     3,000                           200

 Stockholder B                     3,001                           201

     If Proposal Three is adopted and implemented, the stock certificates representing the outstanding shares of pre-one-for-fifteen share consolidation Common Stock will not be required to be exchanged for new stock certificates representing the shares of post-one-for-fifteen share consolidation Common Stock. Rather, the existing stock certificates shall be deemed to automatically constitute and represent the correct number of shares of post-one-for-fifteen share consolidation Common Stock without further action by the stockholders, and new stock certificates will only be issued as old certificates are delivered to the Company's transfer agent upon transfers of shares or at the election of

Stockholders after the Effective Time. Stockholders will be required to pay any transfer fee or other fee in connection with any transfer of shares or upon request for a new stock certificate.

Federal Income Tax Consequences

     The following discussion of material federal income tax consequences of the one-for-fifteen share consolidation is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations thereunder, judicial decisions, and current administrative rulings and practices, all as in effect on the date hereof and all of which could be repealed, overruled, or modified at any time, possibly with retroactive effect. No ruling from the Internal Revenue Service (the AIRS@) with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

     This discussion is for general information only and does not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws. IF PROPOSAL THREE IS APPROVED AND IMPLEMENTED, STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE ONE-FOR-FIFTEEN SHARE CONSOLIDATION.

     Except  as  discussed  below,  no gain or loss  should be  recognized  by a stockholder who receives only Common Stock upon the one-for-fifteen share consolidation. The aggregate tax basis of the shares of Common Stock held by a stockholder following the one-for-fifteen share consolidation will equal the stockholder's aggregate basis in the Common Stock held immediately prior to the one-for-fifteen share consolidation and generally will be allocated among the shares of Common Stock held following the one-for-fifteen share consolidation on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in shares of Common Stock combined in the one-for-fifteen share consolidation should consult their own tax advisors to determine their basis in the post-one-for-fifteen share consolidation shares of Common Stock received in exchange therefor. Shares of Common Stock received should have the same holding period as the Common Stock surrendered.

Registration and Trading

     Assuming the one-for-fifteen share consolidation is approved and implemented, the post one-for-fifteen share consolidation shares of Common Stock will continue to be registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company will continue to file periodic and current reports with the Securities and Exchange Commission (the "Commission") pursuant to the Exchange Act. In addition, the Company's post-one-for-fifteen share consolidation shares of Common Stock will continue to be traded on the OTC-Bulletin Board. The Company intends to file all required notifications with the OTC-Bulletin Board to provide for continued trading (on a post-consolidated basis) in coordination with the Effective Time. Certificates representing the post-one-for-fifteen share consolidation shares of Common Stock will, however, contain a new CUSIP number. Further, the Company intends to file all reports with regulatory authorities and issue a press release in the event it decides to implement the one-for-fifteen share consolidation.

     The Company has no intention of entering into any future transaction or business combination which would result in deregistration of the post-one-for-fifteen share consolidation shares of Common Stock under the Exchange Act, or which might result in loss of eligibility for the post-one-for-fifteen share consolidation shares of Common Stock to be listed and traded on the OTC-Bulletin Board.

No Dissenter's Rights

     Under Delaware Law, stockholders are not entitled to dissenter's rights of appraisal with respect to the Company's share consolidation or any other element of Proposal Three.

Vote Required

     Proposal Three must be approved by the affirmative vote of a majority of the votes outstanding held by the holders of the Common Stock, Series B Convertible Preferred Stock, 14% Preferred Stock, entitled to vote on the Record Date and voting together as a class.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THIS PROPOSAL THREE.


                                  PROPOSAL FOUR

                ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN

     Effective January 31, 2000, and subject to stockholder approval, the Board of Directors approved adoption of the Company's 2000 Stock Option Plan (the "2000 Plan") to serve as a vehicle to attract and retain the services of employees, officers, directors, and consultants. As discussed below, the 2000 Plan is a "dual plan" which provides for the grant of both Incentive Stock Options and Non-qualified Stock Options.

Description of the 2000 Plan

     The 2000 Plan covers 30,000,000 (pre-one-for-fifteen share consolidation as discussed in Proposal Three) shares of the Company's Common Stock, which shares will be reserved upon confirmation of the 2000 Plan. If Proposals Three and Four are approved, the 30,000,000 shares of Common Stock reserved for the 2000 Plan shall be adjusted to 2,000,000 shares of Common Stock following the proposed one-for-fifteen share consolidation. The following is a summary of the provisions of the 2000 Plan.

     Eligibility. The 2000 Plan provides for the grant of options to employees, officers, directors, and consultants of the Company or its subsidiaries, if any.

     Administration. The 2000 Plan will be administered ("Administrator") by (i) the Board of Directors or (ii) a Compensation Committee consisting of two or more disinterested non-employee board members. The Administrator is responsible for the operation of the 2000 Plan and, subject to the terms thereof, makes all determinations regarding (i) which eligible persons shall be granted options ("participants"), and (ii) the nature and extent of participation. The interpretation and construction of any provisions of the 2000 Plan by the Administrator shall be final.

     Terms of Options. Each option will be evidenced by a stock option agreement between the Company and a participant. The Administrator shall determine the term of an option, provided that an option may not have a term longer than 10 years, and in the case of an Incentive Stock Option, an optionee who holds more than 10% voting control of all shares of the Company shall not have more than a five-year term.

     Limitation on Incentive Stock Options. The Administrator shall determine the number of shares subject to an option grant. However, the aggregate fair market value of the Common Stock for which any Incentive Stock Option may first become exercisable by any optionee during any calendar year under the Plan, together with that of stock subject to Incentive Stock Options first exercisable by such optionee under any other plan of the Company, shall not exceed $100,000.

     Exercise of the Option. Options shall become exercisable during a period or during such periods as the Administrator shall determine.

     Option Price. The option price will be determined by the Administrator and shall be the fair market value of the Company's Common Stock on the date of grant, based upon the closing price of the common stock on that date. In the case of an Incentive Stock Option granted to an employee who owns more than 10% voting control of all shares of the Company, or its parent or subsidiary, the exercise price will be 110% of the fair market value.

     Employment Agreement. The Administrator may include in an option agreement a condition that the participant shall agree to remain in the employ of the Company for a specified period of time following the date of grant.

     Termination of Status as an Employee, Officer, Director or Consultant. If for any reason other than permanent and total disability or death, an optionee ceases to be employed by the Company, Incentive Stock Options held at the date of such termination (to the extent then exercisable) may be exercised at any time within three months after the date of termination or such lesser period specified in the option agreement. Non-qualified Stock Options are not limited to such three-month exercise period. If an optionee granted an Incentive Stock Option continues as a consultant, advisor or in a similar capacity to the Company, the optionee need not exercise the option within three months of termination of employment but shall be entitled to exercise the option within three months of termination of services to the Company (or one year in the event of permanent disability or death); however, the option will not qualify as an Incentive Stock Option if not exercised within three months of termination of employment.

     Death or Permanent Disability. If a holder of an Incentive Stock Option should die or become permanently disabled (or if the optionee dies within the period that the option remains exercisable after termination of employment), the Incentive Stock Option may be exercised by the participant's estate, or the participant or his representative, at any time within one year after the death or permanent disability or any lesser period specified in the option agreement, but in no event after the earlier of (i) the expiration date of the option as set forth in the option agreement, and (ii) ten years from the date of grant (five years in the event of a more than 10% stockholder). Non-qualified Stock Options shall not be limited to such one-year exercise period upon permanent disability or death and such options may be exercised within the time specified in the option agreement.

     Suspension or Termination of Options. No option shall be exercisable by any person after its expiration date. If the Board or Administrator reasonably believes that a participant has committed an act of misconduct, the Administrator may suspend the participant's right to exercise any option pending a final determination by the Administrator. If the Board or Administrator determines a participant has committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty, or deliberate disregard of the Company's rules, or if a participant makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customers or contracting parties to breach a contract with the Company, or induces any principal for whom the Company acts as an agent to terminate such agency relationship, neither the participant nor his or her estate shall be entitled to exercise any option thereunder. In making such determination, the Board or Administrator shall give the participant an opportunity to appear and present evidence on the participant's behalf. The determination of the Board or Administrator shall be final and conclusive.

     Non-transferability of Options. An option is nontransferable, other than by will or the laws of descent and distribution, and is exercisable only by the participant during his or her lifetime or, in the event of death, by the executors, administrators, legatees, or heirs of his or her estate during the time period described above.

     Adjustment upon Changes in Capitalization. In the event of a recapitalization, reclassification, stock split, combination of shares, stock dividend, or other event, an appropriate adjustment shall be made in the option price and in the number of shares subject to the option.

     Dissolution,  Liquidation,  Merger.  In  the  event  of  a  dissolution  or liquidation of the Company, a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company, the Administrator, in its absolute discretion, may (i) cancel each outstanding option upon payment in cash to the optionee of the amount by which any cash and the fair market value of any other property which the optionee would have received as consideration for the shares of Common Stock covered by the option if the option had been exercised immediately prior to such liquidation, dissolution, merger, consolidation, combination, reorganization, or sale exceeds the exercise price of the option, or (ii) negotiate to have such option assumed by the surviving corporation. In addition, the Administrator in its absolute discretion may accelerate the time within which each outstanding option may be exercised. If the Company is the survivor, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities and the exercise price with respect to which outstanding options may be exercised.

     Amendment and Termination. The Board of Directors may amend the 2000 Plan at any time or from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment which increases the number of shares for which options may be granted, changes the designation of the class of persons eligible to be granted options, or materially increases the benefits which may accrue to participants under the 1999 Plan. Notwithstanding the foregoing, no action by the Board of Directors or stockholders may impair any option previously granted under the 2000 Plan without the consent of the participant.

     Other Provisions. The option agreement may contain such other terms, provisions, and conditions not inconsistent with the 2000 Plan as may be determined by the Administrator.

Federal Tax Aspects

     The 2000 Plan is a "dual plan" in that it provides for the grant of both Non-qualified Stock Options and Incentive Stock Options.

     Non-qualified Stock Options. In general, the grant of an option under the 2000 Plan that is designated as a Non-qualified Stock Option will not result in taxable income to the recipient at the time of grant.

     In general, a participant who exercises the option will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price. The Company will be entitled to tax deductions in the same amounts and at the same times as the participant takes amounts into income. The participant's cost basis in the acquired shares will be the same as the fair market value of the shares on the date they are valued to determine taxable income.

     Incentive Stock Options. The grant of an option under the 2000 Plan that is designated as an Incentive Stock Option under Section 422 of the Internal Revenue Code will not result in taxable income to the recipient at the time of the grant. The participant will, however, recognize taxable income in the year in which the shares purchased under the Incentive Stock Option are sold or otherwise made the subject of disposition.

     For federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. The participant will make a qualifying disposition of a purchased share if no disposition of such share is made by participant within two years from the date of the granting of the option nor within one year after the transfer of such share to the participant. If the participant fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

     Upon a qualifying disposition, the participant will recognize capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the option price paid for the shares. If there is a disqualifying disposition of the shares, then the fair market value of the shares on the date of exercise less the option price paid for such shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be capital gain.

     If the participant makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the amount by which the fair market value of such shares on the date the option was exercised exceeded the option price. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Withholding Taxes. The Company is entitled to take appropriate measures to withhold from the shares of common stock, or to otherwise obtain from the recipients, sufficient sums the Company deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the common stock to the recipient.

Vote Required

     The affirmative vote of a majority of votes cast by the holders of the Common Stock, Series B Convertible Preferred Stock, 14% Preferred Stock, voting together as a single class, represented in person or by proxy at the Annual Meeting and entitled to vote is required to approve the Proposal Four.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPANY'S 2000 STOCK OPTION PLAN.

              VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS THEREOF

         The following table sets forth certain information about the ownership of the Company's Common Stock, Series B Convertible Preferred Stock, and 14% Preferred Stock as of December 23, 1999, by (i) those persons known by the Company to be the beneficial owners of more than five percent (5%) of the total number of outstanding shares of any class entitled to vote; (ii) each director, director nominee, and highly compensated officer; and (iii) all directors, director nominee, and officers of the Company as a group. The table includes Common Stock issuable upon the exercise of Options or Warrants that are exercisable within sixty (60) days. Except as indicated in the footnotes to the table, the named persons have sole voting and investment power with respect to all shares of the Company's Common Stock, Series B Convertible Preferred Stock, 14% Preferred Stock shown as beneficially owned by them, subject to community property laws where applicable. The ownership figures in the table are based on the books and records of the Company.



                                               Preferred Stock                   Common Stock
                                              ------------------                ----------------
Name and Address                       Number of                         Number of
of Beneficial Owner                    Shares             Percentage       Shares          Percentage
---------------------------         -------------         -----------    -----------     -------------

Joseph J. Monterosso                                                     32,246,625            20%
201 Clay Street
Oakland, CA 94607
---------------------------         -------------         -----------    -----------     -------------
Russell F. McCann, Jr.                                                   16,708,497            10%
201 Clay Street
Oakland, CA 94607
---------------------------         -------------         -----------    -----------     -------------
Dano Construction, Inc.                                                   9,607,580             6%
420 Montrose Ct.
Modesto, CA 95350
---------------------------         -------------         -----------    -----------     -------------
Brad Hunt                                                                 9,481,585             6%
5050 Dunville
Las Vegas, NV 89118
---------------------------         -------------         -----------    -----------     -------------
Dennis Houston                                                                  -0-              *
---------------------------         -------------         -----------    -----------     -------------
Luis Vargas                                                                     -0-              *
---------------------------         -------------         -----------    -----------     -------------

                                      Series B Convertible
                                        Preferred Stock

---------------------------         -------------         -----------    -----------     -------------
Pat Kuleto                              1,630                 7%
900 North Point, Suite A201
San Francisco, CA 94109
---------------------------         -------------         -----------    -----------     -------------
MCI/WorldCom                           21,959                93%
Mail Drop 5.2-510
6929 North Lakewood
Tulsa, Oklahoma 74117
---------------------------         -------------         -----------    -----------     -------------


                                        14% Preferred Stock

---------------------------         -------------         -----------    -----------     -------------
Raymond C. Kitely                      30,000                18%
20079 Glen Arbor Court
Saratoga, CA 95070
---------------------------         -------------         -----------    -----------     -------------
Eli Moshe                              10,000                 6%
110 S. Sweetzer, No. 301
Los Angeles, CA 90048
---------------------------         -------------         -----------    -----------     -------------
Walter K. Theis, M.D.                  20,000                12%
1200 Corsica Drive
Pacific Palisades, CA 90272
---------------------------         -------------         -----------    -----------     -------------
David Seror                            77,500                46%
Ch. 7 Trustee for the
Estate of David A Paletz
221 N. Figueroa St., Rm. 800
Los Angeles, CA 90012
---------------------------         -------------         -----------    -----------     -------------
Neil Miller                            15,000                 9%
2790 Forrester Drive
Los Angeles, CA 90064
---------------------------         -------------         -----------    -----------     -------------
David Sheetrit                         10,000                 6%
c/o Moshe Shram
929 East Fourteenth Street
Los Angeles, CA 90021
---------------------------         -------------         -----------    -----------     -------------
All Executive Officers,                                                  48,955,122            30%
Directors and
Director Nominees As A Group
--------------------------------------------------



*    Less than 1%

        COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company directors, executive officers and persons who own more than ten percent (10%) of the Company's Common Stock to file reports of ownership and changes in ownership with the Commission. Directors, officers and stockholders of more than ten percent (10%) of the Company's Common Stock are required by the Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that such filings were not required, the Company believes that during its most recent fiscal year, all Section 16(a) filing requirements applicable to its directors, officers and stockholders of more than ten percent (10%) of the Company's Common Stock were timely filed.

                                  OTHER MATTERS

Other Matters

     The Board of Directors of the Company knows of no other matters that may be or are likely to be presented at the Meeting. However, if additional matters are presented at the Meeting, the persons named in the enclosed proxy will vote such proxy in accordance with their best judgment on such matters pursuant to the discretionary authority granted to them by the terms and conditions of the proxy.

Stockholder Proposals

     Stockholder proposals to be included in the Company's Proxy Statement and proxy for the Company's next annual meeting must meet the requirements of Rule 14a-8 promulgated by the Commission, and must be received by the Company no later than June 30, 2000.

Additional Information

     A copy of the Company's Form 10-KSB for fiscal year ended June 30, 1999, containing the Company's 1999 audited financial statements, including the report of its independent public accountants, accompanies this Proxy Statement. Additional copies may be obtained by written request addressed to the Company's Secretary, Luis Vargas.

                                           TotalAxcess.com, Inc.
                                           By Order of the Board of Directors

                                       /s/ JOSEPH J. MONTEROSSO
                                           -------------------------------------
                                           Joseph J. Monterosso
                                           President and Chief Executive Officer

Oakland, California
January 12, 2000

COMMON STOCK                                                               PROXY
                              TOTALAXCESS.COM, INC.
                           201 Clay Street, 2nd Floor
                            Oakland, California 94607
                                 (510) 286-8700

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph J. Monterosso and Russell F. McCann, Jr., and each of them, as proxies with the power to appoint his or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of TOTALAXCESS.COM, INC. ("Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on January 28, 2000, at 10:00 a.m. (local), at the South San Francisco Conference Center, Baden Room A, 255 S. Airport Boulevard, South San Francisco, California 94080, and at any and all adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" for the two nominees and "FOR" Proposal Two, Three, and Four, and at the proxy holder's discretion, any such other business as may properly come before the Meeting.

1.       Election of Directors.

     |_| FOR all nominees listed below           |_| WITHOUT  AUTHORITY
     (except as marked to the contrary below)   (to vote for all nominees below)

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

           Joseph J. Monterosso               Russell F. McCann, Jr.

2. Approval of the Amendment to the Company's Certificate of Incorporation to amend the voting rights granted to the Stockholders of Series B Preferred Stock.

         |_| FOR                |_| AGAINST               |_| ABSTAIN

3. Approval of the Amendment to the Company's Certificate of Incorporation to implement a one-for-fifteen share consolidation of outstanding Common Stock and decrease the authorized number of shares of Common Stock from 333,000,000 to 22,200,000.

         |_| FOR                |_| AGAINST               |_| ABSTAIN

4. Approval of the Company's 2000 Stock Option Plan.

         |_| FOR                |_| AGAINST               |_| ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business (including any extension or adjournment thereof) as may properly come before the Meeting.

 |_| I will attend the meeting.            |_| I will not attend the meeting.
 Number of persons to attend ____.

Please sign exactly as your name appears on your share certificates. When shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign the full corporate name by the president or another authorized officer. If the signatory is a partnership, please sign in the partnership's name by an authorized person.


Signature ______________________ Date ________ Signature(if held jointly) ______________________ Date ________



PLEASE  MARK,  SIGN,  DATE AND  RETURN  THE PROXY  PROMPTLY  USING THE  ENCLOSED
ENVELOPE.